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                           GE INVESTMENTS FUNDS, INC.

                        SUPPLEMENT DATED OCTOBER 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

The paragraph describing Michael J. Goosay on page 51 of the Prospectus is deleted in its entirety and replaced with the following.

     WILLIAM M. HEALEY is a Vice President of GE Asset Management and portfolio manager of GLOBAL INCOME FUND. He has served in that capacity since September 2002. Mr. Healey joined GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.